EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 20, 1997, which appears on page F-2 of the Imaging Diagnostic Systems, Inc. financial statements and to the reference to our firm under the caption "Experts" in the Prospectus.


                                                     /s/ MARGOLIES AND FINK
                                                         -------------------
                                                         MARGOLIES AND FINK


Pompano Beach, Florida
July 2, 1997